                                                                 EXHIBIT 10.4(a)


                                 August 30, 2004



Mr. Patrick Kellick
American Color Graphics, Inc.
100 Winners Circle
Brentwood, TN 37027


Dear Pat:


I refer you to your letter agreement dated October 3, 1996.

This will confirm that in the third sentence in the letter the word "not" shall be inserted between the words "will" and "be."

All other terms of the letter shall remain in full force and effect.





                                            Sincerely,

                                            /s/ Stephen M. Dyott
                                            ----------------------------
                                            Stephen M. Dyott